UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2008
WCA Waste Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50808	20-0829917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Riverway, Suite 1400
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 292-2400
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers
Amended and Restated Employment Agreements. On December 8, 2008, following prior approval by the Compensation Committee of the Board of Directors, the employment agreements with each of the four named executive officers (“NEO”) of WCA Waste Corporation (“WCA”) were amended and restated to ensure compliance with the regulations promulgated under Section 409A of the Internal Revenue Code, as amended (“Section 409A”). The four NEOs of WCA are Tom J. Fatjo, Jr. (Chairman and Chief Executive Officer), Jerome M. Kruszka (President and Chief Operating Officer), Charles A. Casalinova (Senior Vice President and Chief Financial Officer) and Tom J. Fatjo, III (Senior Vice President — Finance and Secretary).
No changes were made to any of the NEO’s respective employment agreements relating to the financial benefits available to the NEOs in connection with their employment or resulting from a change in control as previously disclosed by WCA. Changes which were made to the employment agreements with each of the NEOs to comply with Section 409A include, but are not limited to, the following: (i) the definition of “change in control” was modified to strictly comply with Section 409A and (ii) any payment to be made to the respective NEOs resulting from his “separation from service,” as defined in Section 409A, will be delayed for six months following such separation from service.
The foregoing description of the amended and restated employment agreements for each of the NEOs is not complete and is qualified in its entirety by reference to each of those agreements which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
Exhibit 10.1	Amended and Restated Employment Agreement dated December 8, 2008, between WCA Management Company, L.P., WCA Waste Corporation and Tom J. Fatjo, Jr.

Exhibit 10.2	Amended and Restated Employment Agreement dated December 8, 2008, between WCA Management Company, L.P., WCA Waste Corporation and Jerome M. Kruszka

Exhibit 10.3	Amended and Restated Employment Agreement dated December 8, 2008, between WCA Management Company, L.P., WCA Waste Corporation and Charles A. Casalinova

Exhibit 10.4	Amended and Restated Employment Agreement dated December 8, 2008, between WCA Management Company, L.P., WCA Waste Corporation and Tom J. Fatjo, III

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCA WASTE CORPORATION
Date: December 12, 2008	/s/ Charles A. Casalinova
Charles A. Casalinova
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Amended and Restated Employment Agreement dated December 8, 2008, between WCA Management Company, L.P., WCA Waste Corporation and Tom J. Fatjo, Jr.

Exhibit 10.2	Amended and Restated Employment Agreement dated December 8, 2008, between WCA Management Company, L.P., WCA Waste Corporation and Jerome M. Kruszka

Exhibit 10.3	Amended and Restated Employment Agreement dated December 8, 2008, between WCA Management Company, L.P., WCA Waste Corporation and Charles A. Casalinova

Exhibit 10.4	Amended and Restated Employment Agreement dated December 8, 2008, between WCA Management Company, L.P., WCA Waste Corporation and Tom J. Fatjo, III